Exhibit 99.1

Webster Signs Definitive Agreement to Acquire Ametros

STAMFORD, Conn., December 14, 2023 – Webster Financial Corporation (NYSE: WBS) today announced that its principal bank subsidiary Webster Bank, N.A. (“Webster”) has signed a definitive agreement to acquire Ametros Financial Corp (“Ametros”), a custodian and administrator of medical funds from insurance claim settlements, from funds managed by Long Ridge Equity Partners (“Long Ridge”).

Ametros, the nation’s largest professional administrator of medical insurance claim settlements, helps individuals manage their ongoing medical care through their CareGuard service and proprietary technology platform. CareGuard provides settlement advisory support, saves its members money on medical expenses, ensures compliance with government reporting, and facilitates the navigation of the complex U.S. healthcare system.

The acquisition of Ametros will provide a fast-growing source of low-cost and long-duration deposits, provide new sources of noninterest income, and enhance Webster’s healthcare financial services expertise. As of December 2023, Ametros has over 24,000 members and $804 million in deposits under custody, which will become deposits of Webster following the closing of the transaction; deposits under custody have more than doubled over the past three years and the average deposit balance per account was $33,000. Ametros’ deposit characteristics provide a unique value to Webster:

●	Average cost of less than 10 basis points with near-zero beta;
●	Average duration of more than 20 years;
●	Member accounts receive FDIC insurance coverage; and
●	Deposits are projected to grow at a five-year CAGR of approximately 25%.

“This acquisition closely aligns with our strategic focus on building a diverse and unique funding base,” said John Ciulla, President and Chief Executive Officer of Webster Financial Corporation. “Ametros’ market position and value proposition for its clients and partners underpin a robust growth trajectory for this highly complementary business. Ametros builds on Webster’s history of developing non-traditional deposit verticals with a favorable financial profile, including HSA Bank and interLINK.”

“Webster is the perfect growth partner for our unique business,” says Ametros’ CEO, Porter Leslie. “We are thankful for our clients and members who continue to place their trust in us and are excited for this next phase of growth together.”

Webster will acquire Ametros for $350 million in cash, subject to customary adjustments. The acquisition is anticipated to be over 2% accretive to FY25 consensus estimates, generate an IRR over 25%, and has a five-year earn-back of tangible book value dilution. Upon the close of the transaction, Ametros will operate as a subsidiary of Webster. The transaction is expected to close in the first quarter of 2024, subject to the satisfaction of customary closing conditions and anti-trust review.  Webster was advised by Wachtell, Lipton, Rosen & Katz.  Ametros and Long Ridge were advised by Choate, Hall & Stewart LLP.

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About Webster

Webster Financial Corporation (NYSE:WBS) is the holding company for Webster Bank, N.A. and its HSA Bank Division. Webster is a leading commercial bank in the Northeast that provides a wide range of digital and traditional financial solutions across three differentiated lines of business: Commercial Banking, Consumer Banking and its HSA Bank division, one of the country’s largest providers of employee benefits solutions. Headquartered in Stamford, CT, Webster is a values-driven organization with more than $70 billion in assets. Its core footprint spans the northeastern U.S. from New York to Massachusetts, with certain businesses operating in extended geographies. Webster Bank is a member of the FDIC and an equal housing lender. For more information about Webster, including past press releases and the latest annual report, visit the Webster website at www.websterbank.com.

About Ametros

Ametros is the industry leader in post-settlement medical administration and a trusted partner for thousands of members receiving funds from workers’ compensation and liability settlements. Headquartered in Wilmington, Massachusetts, Ametros may be reached at 877.275.7415 or via www.ametros.com.

About Long Ridge

Long Ridge is a growth oriented private equity firm focused on financial and business technology. Since its founding, Long Ridge has sponsored some of the most successful growth companies, providing leading management teams with partnership, strategic resources, and capital to drive profitable expansion. Long Ridge manages over $1.75 billion of committed capital.

Media Contact:
Alice Ferreira, 203-578-2610
acferreira@websterbank.com

Investor Contact:
Emlen Harmon, 212-309-7646
eharmon@websterbank.com

Ametros Contact:
Melissa Coleman, 978-381-4329
mailto:mcoleman@ametros.com

CAUTION REGARDING FORWARD LOOKING STATEMENTS

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Webster, and other statements that are not historical facts.  Such statements are subject to numerous assumptions, risks, and uncertainties.  Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements.  Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations.  The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; movements in interest rates; reform of LIBOR; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; the outcome of any legal proceedings that may be instituted against Webster or Ametros; the possibility that the transaction may not close in the anticipated timeline or at all or that the anticipated benefits of the transaction are not realized when expected or at all; and other factors that may affect the future results of Webster or Ametros.  Additional factors that could cause results to differ materially from those described above can be found in Webster’s Annual Report on Form 10-K for the year ended December 31, 2022, which is on file with the Securities and Exchange Commission (the “SEC”) and available on Webster’s investor relations website, https://investors.websterbank.com/, under the heading “Financials” and in other documents Webster files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time.  Webster does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws.  As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Source: Webster Financial Corporation